EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cellectar Biosciences, Inc. (the “Company”) for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, James Caruso, President and Chief Executive Officer of the Company, and Chad Kolean, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Caruso

James Caruso

President and Chief Executive Officer (Principal Executive Officer)

Date: November 10, 2016

/s/ Chad Kolean

Chad Kolean

Chief Financial Officer (Principal Financial and Accounting Officer)

Date: November 10, 2016